Improving the Lives of Patients with Liver Diseases Analyst & Investor Day June 26, 2018 Exhibit 99.1

Safe Harbor Statement This presentation contains "forward-looking" statements that involve risks, uncertainties and assumptions, and actual results may differ substantially from those projected or expected in the forward-looking statements.  Forward-looking statements include, but are not limited to: any projections of financial information; any statements about future development, clinical or regulatory events; any statements concerning CymaBay's plans, strategies or objectives; and any other statements of expectation or belief regarding future events. These statements are based on estimates and information available to CymaBay at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from CymaBay's current expectations as a result of many factors including, but not limited to: CymaBay's ability to obtain additional financing to fund its operations; unexpected delays or results in clinical trials; uncertainties regarding obtaining regulatory approvals; uncertainties regarding the ability to protect CymaBay's intellectual property; uncertainties regarding market acceptance of any products for which CymaBay is able to obtain regulatory approval; the effects of competition; and other market and general economic conditions. Additional risks relating to CymaBay are contained in CymaBay’s filings with the SEC, including without limitation its most recent Quarterly Report on form 10-Q, Annual Report on form 10-K and other documents subsequently filed or furnished to the SEC, especially under the caption “Risk Factors,” which are available on the SEC web site at http://www.sec.gov, for a fuller discussion of these and other risks relating to an investment in CymaBay’s common stock. CymaBay assumes no obligation for and does not intend to update these forward-looking statements, except as required by law.

Introduction Sujal Shah, Chief Executive Officer

CymaBay Highlights Differentiated program with two late-stage opportunities Robust anti-cholestatic & anti-inflammatory activity Current operating plan funded into 2021 Selective, potent PPARd agonist Potential benefits in liver fat, inflammation and pathology Phase 3 PBC Seladelpar Phase 2b NASH Strong balance sheet

CymaBay Pipeline Increasing focus in liver diseases Preclinical Phase 1 Phase 2 Phase 3 Seladelpar Seladelpar MBX-2982 (GPR 119 agonist) CB-001 (GPR 120 agonist) Internal Programs Arhalofenate (U.S.) Primary Biliary Cholangitis Non-alcoholic Steatohepatitis Undisclosed Undisclosed Gout Licensed Programs

Seladelpar Phase 2 Data in PBC Presented at ILC/EASL 2018, Paris Dr. Gideon Hirschfield, University of Birmingham, UK

Phase 2 Low Dose Study in PBC Key Observations Rapid and sustained anti-inflammatory effects Potent and clinically significant anti-cholestatic activity No signal for drug-induced itch

Phase 2 Low Dose Study in PBC – As Amended Open label, dose ranging, stable UDCA dose* or intolerant to UDCA Seladelpar 10 mg qd (n = 49) Seladelpar (5 or 10 mg) Seladelpar 5 mg qd (n = 49) Seladelpar (5 or 10 mg) Main Extension (Option for Dose Adjustment) 52 weeks AP ≥ 1.67 x ULN; ALT/AST ≤ 3 x ULN; Total Bilirubin ≤ 2 x ULN * UDCA therapy for prior 12 months Seladelpar (2, 5 or 10 mg) Seladelpar 2 mg qd (n = 18)

Phase 2 Low Dose Study in PBC Baseline characteristics Safety population as of January 8, 2018. Mean (SD), Baseline: mean of screening(s) and Day 1 CB8025-21629 Study Seladelpar 2 mg Seladelpar 5 mg Seladelpar 10 mg N 11 30 30 Age, years 55 (10) 57 (8) 56 (9) Female/Male 11/0 30/0 27/3 BMI, kg/m2 29 (7) 27 (7) 26 (5) History of Pruritus 7 (65%) 19 (63%) 22 (73%) AP, U/L 300 (121) 310 (152) 265 (83) GGT, U/L 255 (143) 201 (141) 254 (185) ALT, U/L 54 (25) 40 (22) 49 (25) Total Bilirubin, mg/dL 0.60 (0.12) 0.68 (0.35) 0.84 (0.34) Albumin, g/dL 4.1 (0.2) 4.0 (0.4) 4.1 (0.3) UDCA Dose, mg/kg 14 (4) 15 (3) 17 (6)

Phase 2 Low Dose Study in PBC Safety, Week 12 and Week 26 cohorts Subjects (n) Dose Through Week 12 2 mg 5 mg 10 mg Safety Population* 11 30 30 Week 12 Cohort 6 25 22 Subjects (n) Dose Week 12 Through Week 26 2 or 2 to 5 mg 5 mg 5 to 10 mg 10 mg Week 26 Cohort 4 13 6 19 * As of January 8, 2018.

Phase 2 Low Dose Study in PBC Dose response and clinical activity with robust decreases in AP Mean percent AP change from baseline to Week 12

AP changes from baseline to Week 26 Phase 2 Low Dose Study in PBC Sustained anti-cholestatic activity to Week 26

Phase 2 Low Dose Study in PBC AP responders from baseline to Week 26 At Week 26 n (%) Seladelpar Titration 5 mg or 5 to 10 mg n=19 Seladelpar 10 mg n=19 Baseline AP (U/L) 348 272 Primary Composite Endpoint Responder Rate 13 (68%) 15 (79%) AP < 1.67 x ULN 13 (68%) 15 (79%) AP decrease ≥ 15% 18 (95%) 17 (89%) Total bilirubin ≤ ULN 18 (95%) 17 (89%) AP Normalization AP ≤ ULN at Week 26 5 (26%) 6 (32%)

Week 12 Cohort Week 26 Cohort Phase 2 Low Dose Study in PBC Robust anti-inflammatory effects: ALT

Week 26 Cohort Phase 2 Low Dose Study in PBC Changes in self reported symptom scores: Pruritus

Week 26 Cohort Phase 2 Low Dose Study in PBC Changes in self reported symptom scores: PBC-40 QoL

Six SAEs, all deemed unrelated to seladelpar Two AEs leading to seladelpar discontinuation, both unrelated to seladelpar No transaminase safety signal No signal for drug-induced pruritus Phase 2 Low Dose Study in PBC Safety summary

Seladelpar for PBC Conclusions No signal for drug-induced itch Preparing for Phase 3 in 2018 Potent and clinically significant anti-cholestatic and anti-inflammatory activity at 5 and 10 mg / day Ongoing Phase 2 study now fully enrolled

Seladelpar Planned Phase 3 Study - PBC Dr. Pol Boudes, Chief Medical Officer

Seladelpar for PBC Phase 3 program objectives Obtain conditional US/EU approval for the treatment of PBC in patients that are not responding adequately to UDCA or are intolerant to UDCA Improved target label compared to Ocaliva Superior activity on markers of cholestasis No drug-induced pruritus Potential to improve PBC-associated pruritus as an additional upside PBC patients with advanced disease to be evaluated in a separate study

PBC with intolerance or inadequate response to UDCA AP > 1.67 x ULN, bilirubin £ 2 x ULN (mild and moderate PBC) Includes patients with severe pruritus Double blind, 52-weeks, placebo controlled (N=240) Seladelpar 5/10 mg titration and 10 mg vs. placebo (1:1:1 randomization) Stratified by AP and pruritus Pruritus evaluated with Numerical Rating Scale (0 to 10) using e-diary Phase 3 Pivotal Study – CB8025-31735 Planned for 2H 2018 Population Design

Phase 3 Pivotal Study – CB8025-31735 More than 100 centers in North America, EU and beyond

Primary Objective: To evaluate the safety and effect on cholestasis of two seladelpar regimens (5 mg/day possibly titrated to 10 mg/day and 10 mg/day) over 52 weeks of treatment compared to placebo Primary Outcome Measures: Response on the validated composite endpoint at 12 months: AP < 1.67 × upper limit of normal (ULN), and ≥ 15% decrease in AP, and Total Bilirubin ≤ ULN Adverse events, routine biochemistry and hematology Phase 3 Pivotal Study – CB8025-31735 Primary objectives and outcome measures

Key Secondary Objectives: To evaluate the effect of seladelpar on normalization of AP levels To evaluate the effect of seladelpar on pruritus Key Secondary Outcome Measures: Proportion of patients with AP < 1.0 × ULN at 6 and 12 months Change from baseline in pruritus Numerical Rating Scale at 6 months Phase 3 Pivotal Study – CB8025-31735 Key secondary objectives and outcome measures

Long Term Extension Study – CB8025-31731 Objective, design, status update Objective: To evaluate seladelpar long term safety and efficacy Duration: until seladelpar is commercially available or program is discontinued Design: Open label, non-controlled, seladelpar dose continued (5 or 10 mg/day) Participants: Any subject enrolled in low dose PBC study or in any new seladelpar study will be eligible Low dose study fully enrolled (N>100) 32/32 (100%) of patients who reached 52 weeks elected to enroll (6/11)

Seladelpar Clinical and Preclinical Rationale for NASH Dr. Charles McWherter, Chief Scientific Officer

Seladelpar

Once daily oral PPARδ agonist for inflammatory liver diseases


HO
O
O
S
O
O
CF_3

Human PPARδ EC_{50} = 2 nM
630-Fold Selective Over PPARα
Inactive Against PPARγ

Bile Acid Homeostasis

Hepatocyte
Cholangiocyte

- ↓ Cholesterol synthesis
- ↓ Bile acid synthesis (C4)
- ↑ Transport

Inflammation

Kupffer Cell
Macrophage

- ↓ NFκB-dependent gene activation
- ↓ Inflammatory cytokines
- ↓ hs-C-Reactive Protein


Gene Activation
or Repression
RXR
PPARδ

Fibrosis

Stellate Cell

- ↓ Connective Tissue Growth Factor
- ↓ Stellate cell activation
- ↓ Collagen deposition

Metabolic Effects

Hepatocyte
Myocyte
Adipocyte
Enterocyte

- ↓ Cholesterol/LDL-C
- ↑ Fatty acid oxidation
- ↑ Insulin sensitivity

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Seladelpar in an 8-Week Ph 2 Study in Mixed Dyslipidemia Cardiovascular, metabolic and anti-inflammatory activity Triglycerides LDL-Cholesterol Bays et al. (2011) J Clin Endocrinol Metab, 96: 2889-2897; Choi et al. (2012) Atheroclerosis; 220: 470-477 Obese patients with elevated TG and LDL-C (“NAFLD overlap”) Decreases in hs-CRP, Free FA, small dense LDL, HOMA-IR Bays et al. (2011) J Clin Endocrinol Metab 96: 2889-2897; Choi et al. (2012) Atheroclerosis 220: 470-476

Obese Diabetic & Dyslipidemic foz/foz Mouse Model of NASH Collaboration with Geoff Farrell at the Australian National University & Matthew Yeh, UW Seattle Loss of function mutation in alms1 gene produces hyperphagic mice Mouse characteristics Obese Insulin resistant and diabetic Hyperlipidemic Hepatic steatosis and lipotoxicity Inflammation and ballooning NASH established by 20 weeks Liver fibrosis Groups (n=8): Seladelpar and Vehicle dosed in foz/foz and wild type mice Age: 4 wks 19 wks 20 wks 24 wks 27 wks 28 wks weaning blood collection blood collection IpGTT Harvest Atherogenic Diet drug treatment / vehicle Haczeyni, F., et al.; PPAR-d Agonist Seladelpar Abolishes Lipotoxicity and Reverses NASH in Diabetic Obese Mice, Hepatology Communications (2017)

Reductions in Serum Triglyceride and Cholesterol Seladelpar effects similar to those seen in mixed dyslipidemic patients * p < .05 seladelpar vs. vehicle

Seladelpar Reduced ALT and Improved Liver Pathology Effect consistent with reduction in hepatocellular stress * p < .05 seladelpar vs. vehicle

Seladelpar Reduced Hepatic Steatosis Reductions in all sub-types of hepatic lipids and cholesterol * p < .05 seladelpar vs. vehicle mg/g wet liver

Seladelpar Reversed Ballooning and Reduced Macrophage Content Decreases likely linked to decreased lipotoxic lipids and cholesterol ****p<.0001 seladelpar vs. vehicle *p<.05 seladelpar vs. vehicle

Decreased Liver Injury was Accompanied by Lower Fibrosis Reduced collagen levels and fibrosis related genes * p < .05 seladelpar vs. vehicle

Seladelpar Resulted in Weight Independent Metabolic Effects Improvements in Glycemic Control * p < .05 seladelpar vs. vehicle Intraperitoneal Glucose Challenge

Steatosis Insulin resistance Pathological Progression from NAFLD to NASH Free Cholesterol Lipotoxic lipids ER stress/ROS Inflammatory mediators Activation & recruitment Kupffer cells macrophages neutrophils Cell death Stellate cell activation Extracellular matrix deposition & remodeling Seladelpar for NASH Potential role for PPARd agonists in the treatment of NASH Seladelpar (PPARd) Pharmacology Liver Transplant Metabolic Load Cell Stress & Injury Inflammation Fibrosis

Seladelpar Phase 2b Study - NASH Dr. Pol Boudes, Chief Medical Officer

Double blind, 52-week, placebo controlled (N=175) 10, 20 and 50 mg of seladelpar vs. placebo (2:2:2:1 randomization) Primary: 12-week change from baseline in liver fat (MRI-PDFF) Secondary: 52-week histological improvement in NAS and fibrosis NASH proven by baseline biopsy Liver fat ≥10%, F1 to F3 Includes diabetics Seladelpar Phase 2b Study in NASH Initiated in 2Q 2018 Population Design

Phase 2b Dose Ranging Study in NASH 52-Week Study in Biopsy-Confirmed NASH Patients Seladelpar 20 mg (n = 50) Seladelpar 10 mg (n = 50) Enrollment target of 175 patients Baseline: MRI-PDFF Liver Fat ≥ 10% and Biopsy NAS ≥ 4, F1 to F3 Seladelpar 50 mg (n = 50) Placebo (n = 25) Primary outcome: Safety & Tolerability Decrease in liver fat at 12 weeks Secondary outcomes: NASH histology at 52 weeks Liver fat at 26 and 52 weeks MRE at 52 weeks Biomarkers at 12, 26, & 52 weeks 12 weeks MRI-PDFF Biomarkers 26 weeks MRI-PDFF Biomarkers 52 weeks Biopsy MRI-PDFF MRE Biomarkers Baseline Biopsy MRI-PDFF MRE Biomarkers

Phase 2b Dose Ranging Study in NASH Dose ranging and primary efficacy Dose Range 10 mg, highest dose tested in ongoing PBC study: safe, active on hepatic inflammation, and cholestasis 50 mg, lowest dose tested in obese with mixed dyslipidemia: safe, effective to lower triglycerides, fatty acids, and LDL-C 20 mg, completes dose range Primary outcome: Proton Density Fat Fraction by MRI (MRI-PDFF) Perspectum Diagnostics technology Central reading Quality assurance and quality control Qualified US investigational sites

Seladelpar Phase 2b Study in NASH LiverMultiScanTM (Perspectum Diagnostics) Corrected T1 Exploratory endpoint in study Free-water content in tissue Shown to increase in inflammation and fibrosis ● MRI-PDFF Primary endpoint of study Shown to correspond to histological measures of steatosis† T2* map MR relaxation time Shown to decrease with increased hepatic iron overload‡ †Idilman et al., 2013; Reeder et al., 2017 ‡ Wood et al., 2005; Hoad et al., 2015 ● Banerjee et al, 2014; Pavlides et al, 2015; Pavlides et al. 2016 Screening Report from CB8025-21730 Patient

Phase 2b Dose Ranging Study in NASH Secondary outcomes as proofs of activity MRI-PDFF at week 26 and 52 Magnetic Resonance Elastography: better technique than ultrasound Liver biopsy Double-blind reading, with sequence blinding and efficacy reading Two highly qualified readers, with proven track records, and adjudication in case of discrepancy Exploratory methods: digitization and artificial intelligence reads Additional promising biochemical (e.g. ELF, Pro-C3) and imaging markers (e.g. cT1)

Summary Sujal Shah, Chief Executive Officer

26-week Ph 2 PBC data – Late Breaker at EASL ILC 2018 Initiation of Ph 2b NASH study FDA End of Phase 2 and EMA Scientific Advice meetings CymaBay Key Projected Milestones Multiple catalysts in 2018 Initiation of Ph 3 PBC study 52-week Ph 2 PBC data 1H 2018 2H 2018 Improving the lives of patients with liver diseases